Exhibit 10.7

Joinder to Credit Agreement

January 31, 2014

This Joinder to Credit Agreement (this “Agreement”) dated as of this 31st day of January, 2014 is made by J.A. Cosmetics US, Inc., a Delaware corporation (“J.A. Cosmetics”). JA 139 FULTON STREET CORP., a New York corporation, JA 741 RETAIL CORP., a New York corporation and JA COSMETICS RETAIL, INC., a New York corporation (each a “New Borrower” and collectively, the “New Borrowers”) and J.A. Cosmetics Holdings, Inc., a Delaware corporation, (a “New Loan Party”) to and in favor of Bank of Montreal, in its capacity as Administrative Agent for the Lenders and L/C Issuer parties under the Credit Agreement referred to below.

Reference hereby is made to that certain Credit Agreement, dated as of January 31, 2014 (as extended, renewed, modified, supplemented, amended or restated from time to time, the “Credit Agreement” by and among J.A. Cosmetics Holdings, Inc., a Delaware corporation (“Holdings”), as the initial borrower (the “Initial Borrower”; the Initial Borrower, together with each other Person who joins in the execution of the Credit Agreement and agrees to be bound as a Borrower thereby pursuant to a Joinder Agreement, are referred to individually as a “Borrower” and collectively as the “Borrowers”), the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent for the Lenders and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

Each New Borrower hereby (i) acknowledges, agrees and elects to be a “Borrower” and a “Loan Party” for all purposes of and under the Credit Agreement, each of the Notes referenced therein and each of the other Loan Documents and delivered in connection therewith, effective from the date hereof and (ii) appoints Initial Borrower, and from and after the consummation of the Closing Date Acquisition, J.A. Cosmetics, to act on its behalf as the “Borrower Agent”, and Initial Borrower, and from and after the consummation of the Closing Date Acquisition, J.A. Cosmetics, acknowledges and agrees that it shall act as “Borrower Agent” for each New Borrower, under and in accordance with the terms and conditions of the Credit Agreement. All references in the Credit Agreement and the other Loan Documents to the terms “Borrower” or “Borrowers” and “Loan Party” or “Loan Parties” shall be deemed to include each New Borrower. By its execution of this Agreement, each New Borrower hereby confirms that the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as to such New Borrower as of the effective date of this Agreement, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date). Without limiting the generality of the foregoing, each New Borrower hereby agrees to perform all the obligations of a Borrower and a Loan Party under, and to be bound in all respects by the terms of, the Credit Agreement, each of the Notes and the Fee Letter to the same extent and with the same force and effect as if it were a signatory party thereto as a Borrower and a Loan Party and hereby acknowledges and agrees that it is jointly and severally liable for all of the now existing and hereafter arising Secured Obligations.

Each New Loan Party hereby (i) acknowledges, agrees and elects to be a “Loan Party” and a “Guarantor” for all purposes of and under the Credit Agreement and each of the other Loan Documents and delivered in connection therewith, effective from the date hereof. All references in the Credit Agreement and the other Loan Documents to the terms “Loan Party”, “Loan Parties”, “Guarantor” or “Guarantors” shall be deemed to include each New Loan Party. By its execution of this Agreement, each New Loan Party hereby confirms that the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as to such New Loan Party as of the effective date of this Agreement, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date). Without limiting the generality of the foregoing, each New Loan Party hereby agrees to perform all the obligations of a Loan Party and a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement to the same extent and with the same force and effect as if it were a signatory party thereto as a Loan Party and a Guarantor.

The Administrative Agent, for and on behalf of the Lenders, in accordance with the Credit Agreement, hereby irrevocably releases and forever discharges Holdings of all of its Secured Obligations solely in its capacity as a Borrower (but not, for the avoidance of doubt, any Secured Obligations of Holdings in its capacity as a Guarantor and Grantor, which Secured Obligations (and the Liens granted to secure such Secured Obligations) are hereby reaffirmed by Holdings) with respect to the Credit Agreement or any of the other Loan Documents on or prior to the date hereof. Each New Borrower hereby assumes (i) all such Secured Obligations of Holdings in its capacity as a Borrower under and with respect to the Credit Agreement and each of the other Loan Documents, it being agreed and understood that such release of Holdings and assumption by the New Borrowers shall not constitute or effect a novation of such Secured Obligations under the Credit Agreement or any other Loan Document and (ii) all of Holding’s obligations under the Fee Letter. It is the express intention of the parties hereto to reaffirm the Indebtedness created under the Credit Agreement which is evidenced by the Notes provided for therein and secured by the Collateral.

Except as specifically modified hereby, all of the terms and conditions of the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect.

No reference to this Agreement need be made in the Credit Agreement or in any other Loan Document or other document or instrument making reference to the same, any reference to Loan Documents in any of such to be deemed a reference to the Credit Agreement, or other Loan Documents, as applicable, as modified hereby.

Each of the undersigned acknowledges that this Agreement shall be effective upon execution by each New Loan Party, each New Borrower and the Administrative Agent. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follow]

Very truly yours,

NEW BORROWS:

J.A. COSMETICS US, INC.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

J.A. 139 FULTON STREET CORP.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

J.A. 741 RETAIL CORP.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

JA COSMETICS RETAIL, INC.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

NEW LOAN PARTY:

J.A. COSMETICS HOLDINGS, INC.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

BANK OF MONTREAL,
as Administrative Agent

By:	/s/ Tara Cuprisin
Name:	Tara Cuprisin
Title:	Director

Acknowledged and accepted as of the date first written above:

J.A. COSMETICS HOLDINGS, INC.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Vice President